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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2004

                                  COMBANC, INC.

             (Exact name of registrant as specified in its charter)

Delaware                          000-24925               34-1853493
----------------------------      ------------            -------------------
(State or other jurisdiction      (Commission             (IRS Employer
of incorporation)                 File Number)            Identification No.)


229 E. Second Street, P.O. Box 429, Delphos, Ohio                    45833
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (419) 695-1055



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Item 5.      Other Events

             ComBanc, Inc mailed a letter to its shareholders dated June 1, 2004 to provide notice of an amendment to ComBanc's Bylaws concerning special meetings of shareholders that was adopted by the ComBanc Board of Directors on May 26, 2004. The Board of Directors amended
             Section 1.2 of the Bylaws (i) to clarify the rules and procedures in respect of special meetings, (ii) to create consistency so that ComBanc's shareholders are provided sufficient time to become adequately informed of any proposals or recommendations, and (iii) to conform the time, place and record date provisions for consistency and completeness. A copy of the letter is being filed as exhibit 99.1 to this form 8-K and is incorporated herein by reference in its entirety.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
(c)              Exhibits:

                 99.1     Shareholder Letter dated June 1, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COMBANC, INC.


                                       By:   /s/ Paul G. Wreede
                                          ------------------------
                                             Name:  Paul G. Wreede
                                             Title: Chairman, President and CEO

Date:  June 1, 2004


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                                  EXHIBIT INDEX


Exhibit 99.1 Letter to shareholders, dated June 1, 2004.